Credit Risk	12 Months Ended
Dec. 31, 2011
Credit Risk

Note 10. Credit Risk

Financial instruments which potentially subject us to credit risk consist principally of cash balances, accounts receivable and derivative financial instruments. We maintain cash and cash equivalents in bank deposit accounts which, at times, may exceed the federally insured limits. We have not experienced any significant losses from such investments.

For the year ended December 31, 2011 a subsidiary of Sunoco Logistics Partners L.P. (“Sunoco Logistics”), ScissorTail Energy, LLC and Teppco Crude Oil, LLC accounted for 86%, 9% and 3%, respectively of our total sales revenues. These purchasers represented 88%, 2% and 9%, respectively, of our outstanding oil and natural gas accounts receivable at December 31, 2011.

For the year ended December 31, 2010, purchases by Sunoco Logistics, ScissorTail Energy, LLC and Teppco Crude Oil, LLC accounted for 76%, 8% and 5%, respectively of our total sales revenues. These purchasers represented 83%, 9% and 6%, respectively, of our outstanding oil and natural gas accounts receivable at December 31, 2010.

For the six months ended December 31, 2009, purchases by Sunoco Logistics, ScissorTail Energy, LLC and Teppco Crude Oil, LLC accounted for 78%, 11% and 5%, respectively of our total sales revenues. For the year ended June 30, 2009, purchases by Sunoco Logistics, ScissorTail Energy, LLC and Teppco Crude Oil, LLC accounted for 69%, 16% and 5% of the Corporation’s total sales revenues.

We believe that the loss of any one purchaser would not have an adverse effect on our ability to sell its oil and gas production because we believe market conditions are such that we could sell to other purchasers at market-based prices. We have not experienced any significant losses due to uncollectible accounts receivable from these purchasers.